UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August 31, 2007

         Thornburg Mortgage Securities Trust 2007-4
(Issuing Entity)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Depositor as Specified in its Charter)

        Thornburg Mortgage Home Loans, Inc.
(Exact Name of Sponsor as Specified in its Charter)

              Greenwich Capital Acceptance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-140279	06-1199884
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 625-2700

                                            No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of its Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2007-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-140279) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,288,554,100 aggregate principal amount of Class 1A-1, Class 2A-1, Class 3A-1, Class 3A-2 and Class A-R Certificates of its Thornburg Mortgage Securities Trust Mortgage Loan Pass-Through Certificates, Series 2007-4 on August 31, 2007 (the “Closing Date”). This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 30, 2007, as supplemented by the Prospectus Supplement dated August 30, 2007, as supplemented by the supplement dated August 30, 2007 (collectively, the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other material agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of August 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, LaSalle Bank National Association, as Trustee and Custodian, Thornburg Mortgage Home Loans, Inc., as Seller and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator. The “Certificates” consist of the following classes: Class 1A-1, Class 1A-2, Class 2A-1, Class 2A-2, Class 3A-1, Class 3A-2, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class ES. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of adjustable rate and hybrid, first lien, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $1,422,387,998 as of the Closing Date. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

4.1
Pooling and Servicing Agreement, dated as of August 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, LaSalle Bank National Association, as Trustee and Custodian, Thornburg Mortgage Home Loans, Inc., as Seller and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.1	Mortgage Loan Purchase Agreement dated as of August 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser and Thornburg Mortgage Home Loans, Inc., as Seller.

99.2
Servicing Agreement dated as of August 1, 2007, between Wells Fargo Bank, N.A., as Master Servicer and Thornburg Mortgage Home Loans, Inc., in its capacities as Seller and Servicer, and the related Sub-Servicing Acknowledgment Agreement dated as of August 1, 2007, between Thornburg Mortgage Home Loans, Inc., as Servicer, and Cenlar FSB, a federal savings bank, as Sub-Servicer, including the related Transfer Notice dated August 29, 2007, from Thornburg Mortgage Home Loans, Inc. to Cenlar FSB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

By:	/s/ Ara Balabanian

Name: Ara Balabanian Title: Vice President

Dated: September 14, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Pooling and Servicing Agreement, dated as of August 1, 2007, among Greenwich Capital Acceptance, Inc., as Depositor, LaSalle Bank National Association, as Trustee and Custodian, Thornburg Mortgage Home Loans, Inc., as Seller and Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator.

99.1	Mortgage Loan Purchase Agreement dated as of August 1, 2007, between Greenwich Capital Acceptance, Inc., as Purchaser and Thornburg Mortgage Home Loans, Inc., as Seller.

99.2
Servicing Agreement dated as of August 1, 2007, between Wells Fargo Bank, N.A., as Master Servicer and Thornburg Mortgage Home Loans, Inc., in its capacities as Seller and Servicer, and the related Sub-Servicing Acknowledgment Agreement dated as of August 1, 2007, between Thornburg Mortgage Home Loans, Inc., as Servicer, and Cenlar FSB, a federal savings bank, as Sub-Servicer, including the related Transfer Notice dated August 29, 2007, from Thornburg Mortgage Home Loans, Inc. to Cenlar FSB.